NSAR ITEM 77O
April 1, 2004 - September 30, 2004
VK Insured Tax Free Income Fund
10f-3 Transactions

Underwriting #   Underwriting    Purchased   Amount of    % of        Date of
                                 From       shares    underwriting   Purchase

   1   State of California	Lehman Bros.  5,000,000    0.063        5/06/04
        Economic Recov. Bonds

   2   City of Houston     UBS        2,000,000     0.528        5/13/04
         TX Public Impr Fin Serv

   3     City of Houston      Bear Stearns 15,000,000    0.903        5/20/04
         TX Water & Sewer

   4  PA Turnpike Comm        JPMorgan  4,000,000    1.486   5/26/04

   5  City of San Jose, CA     Citigroup   5,000,000     4.545        6/10/04
       Airport Revenue Bonds

   6  Puerto Rico Public      Lehman Bros. 5,000,000     0.414        6/10/04
       Finance Corp. '04 Ser.A

   7   Columbus City      Siebert Brandford 5,000,000    3.049        6/23/04
     Ohio School District     Shank & Co.

   8  New Jersey Econ Dev Auth Goldman Sachs   4,000,000   0.495   8/13/04

   9  San Diego Unified     Bank of America 6,705,000    1.337        8/20/04
        School District

  10  San Diego Unified     Bank of America 5,000,000    0.997        8/20/04
        School District

  11   NJ Transportation    Lehman Bros.    3,840,000    0.814        8/20/04
       Trust Fund Authority

  12   City of Philadelphia  JP Morgan      1,485,000    0.837        9/30/04
        PA Gas Works Rev Bonds

  13   City of Philadelphia  JP Morgan      5,000,000    2.817        9/30/04
        PA Gas Works Rev Bonds

  14   City of Philadelphia   JP Morgan     3,665,000    2.065        9/20/04


Underwriting Participants for #1
Lehman Brothers
Citigroup
JPMorgan
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
A.G. Edwards & Sons, Inc.
Banc One Capital Markets, Inc.
Chatsworth Securities LLC
Commerce Capital Markets
First Albany Capital Inc.
Henderson Capital Partners, LLC
Loop Capital Markets, LLC
O'Connor Southwest Securities
Ramirez & Co., Inc.
Red-Horse Securities, LLC
SBK-Brooks Investment Corp
Stinson Securities, LLC
Wachovia Bank, National Association
Western Municipal Securities Corporation
ABN AMRO Financial Services, Inc.
Brandis Tallman LLC
CTBC World Markets Corp.
Estrada Hinojusa & Company, Inc.
Great Pacific Securities
Jackson Securities Incorporated
M.R. Beal & Company
Piper Jaffray
Raymond James & Associates, Inc.
Redwood Securities Group, Inc.
Siebert Brandford Shank & Co. LLC
Stone & Youngberg LLC
E.J. DeLaRosa & Co., Inc.
Merrill Lynch & Co.
UBS Financial Services Inc.
Backstom McCaley Berry & Co., LLC
Cabrera Capital Markets, Inc.
City National Securities, Inc.
Fidelity Capital Markets
Grigsby & Associates, Inc.
Janney Montgomery Scott LLC
Melvin Securities, LLC
Prager, Sealy & Co.,LLC
RBC Dain Rauscher
Roberts and Ryan Investments, Inc.
Stephens Inc.
Sutter Securities Inc.
Well Fargo Institutional Securities, LLC
Westhoff, Cone & Holmstedt


Underwriting Participants for #2
UBS Financial Services Inc.
JPMorgan
Lehman Brothers
Morgan Stanley
APEX Pryor Securities
First Albany Capital
Jackson Securities
Morgan Keegan & Company, Inc.
Piper Jaffray & Co.
Ramirez & Co., Inc.


Underwriting Participants for #3
Bear, Stearns & Co. Inc.
Goldman, Sachs, & Co.
UBS Financial Services Inc.
Piper Jaffray & Co.
Siebert Bradford Shank & Co., LLC
Banc of America Securities LLC
Citigroup
JPMorgan
The Malachi Group Inc.
Morgan Stanley
Banc One Capital Markets, Inc.
Estrada Hinojosa & Co.
Lehman Brothers
Merrill Lynch
RBC Dain Rauscher
Cabrera Capital Markets, Inc.
 First Albany Capital
Loop Capital Markets
Morgan Keegan
Ramirez & Co., Inc.

Underwriting Participants for #4
JPMorgan
Citigroup
Goldman, Sachs & Co
Merrill Lynch & Co.
UBS Financial Services Inc.
Commonwealth Securities and Investments, Inc.
Janney Montgomery Scott LLC
Morgan Stanley
Wachovia Bank, National Association
First Securities Investments, Inc.
Lehman Brothers
RBC Dain Rauscher, Inc.

Underwriting Participants for #5
Citigroup
E.J. DeLaRosa & Co., Inc.
Merrill Lynch & Co.
Lehman Brothers
Morgan Stanley

Underwriting Participants for #6
Lehman Brothers
JPMorgan
Morgan Stanley
Banc of American Securities LLC
Goldman, Sachs & Co.
Raymond James & Associates, Inc.
UBS Financial Services Inc.
Citigroup
Merrill Lynch & Co.
Samuel A. Ramirez & Co., Inc.
Wachovia Bank, National Association


Underwriting Participants for #7
Siebert Brandford Shank & Co. LLC
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co. Incorporated
Banc One Capital Markets, Inc.
Butler Wick & Co., Inc.
Fifth Third Securities, Inc.
Seasongood & Mayer, LLC


Underwriting Participants for #8
Goldman, Sachs & Co.
Bear, Stearns & Co., Inc.
Advest, Inc.
PNC Capital Markets
Merrill Lynch & Co.
Jackson Securities
Raymond James & Associates, Inc.
Morgan Stanley
Lehman Brothers
RBC Dain Rauscher
Wachovia Bank, N.A.
Loop Capital Markets, LLC
Siebert Brandford Shank & Co., LLC
UBS Financial Services Inc.

Underwriting Participants for #9
Bank of America Securities LLC
Citigroup
A.G. Edwards & Sons, Inc.
LOOP Capital Markets, LLC
Merrill Lynch & Co
Morgan Stanley & Co. Incorporated
Stone & Youngberg LLC
Ramirez & Co., Inc.

Underwriting Participants for #10
Bank of America Securities LLC
Citigroup
A.G. Edwards & Sons, Inc.
LOOP Capital Markets, LLC
Merrill Lynch & Co
Morgan Stanley & Co. Incorporated
Stone & Youngberg LLC
Ramirez & Co., Inc.

Underwriting Participants for #11
Lehman Brothers
Banc of America Securities LLC
NW Capital
Sterne, Agee & Leach, Inc.
Bear, Stearns & Co. Inc.
PNC Capital Markets
Advest, Inc.
Morgan Stanley
Raymond James & Associates, Inc.
UBS Financial Services Inc.

Underwriting Participants for #12
JPMorgan
Goldman, Sachs and Co.
Doley Securities, Inc.
Wachovia Bank, National Association
Sovereign Securities Corporation, LLC
Loop Capital Markets, LLC
UBS Financial Services Inc.
Morgan Stanley
Underwriting Participants for #12

JPMorgan
Goldman Sachs and Co.
Doley Securities, Inc.
Wachovia Bank, National Association
Sovereign Securities Corporation LLC
Loop Capital Markets, LLC
UBS Financial Services Inc.
Morgan Stanley

Underwriting Participants for #13

JPMorgan
Goldman Sachs and Co.
Doley Securities, Inc.
Wachovia Bank, National Association
Sovereign Securities Corporation LLC
Loop Capital Markets, LLC
UBS Financial Services Inc.
Morgan Stanley

Underwriting Participants for #14

JPMorgan
Goldman Sachs and Co.
Doley Securities, Inc.
Wachovia Bank, National Association
Sovereign Securities Corporation LLC
Loop Capital Markets, LLC
UBS Financial Services Inc.
Morgan Stanley